LMI aerospace

a higher level of performance

Integrated Aerostructures Solutions








787

Investor Presentation

May 2015

Safe Harbor Statement and Non-GAAP Financial Measures

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on management's beliefs and assumptions, current expectations, estimates and projections. These statements are only predictions and are not guarantees of future events or results. Such statements are subject to known and unknown risks, uncertainties and assumptions, certain of which are beyond LMI Aerospace's ability to control or predict. Accordingly, actual results may differ materially from the forward-looking statements contained in this presentation. For example, statements concerning future benefits of LMI Aerospace's integration and cost savings initiatives, exposure to key aerospace platforms, target opportunities and the financial impact of the acquisition of Valent Aerostructures, LLC, as well as LMI Aerospace's financial condition, possible or expected results of operations, commercialization of new products, growth opportunities and plans of Management, are all forward-looking statements. Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date hereof. LMI Aerospace disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements. For more information about the risks, uncertainties and assumptions LMI Aerospace faces that may affect forward-looking statements, see its recent filings with the Securities and Exchange Commission, which can be found on the LMI Aerospace website at http://ir.lmiaerospace.com/sec.cfm.

Non-GAAP Financial Measures

This presentation may include references to EBITDA and Adjusted EBITDA, which are not calculated under standards or rules that comprise U.S. GAAP. Such measures are referred to as non-GAAP measures. Companies may calculate non-GAAP measures differently. These measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. A reconciliation to the most comparable GAAP measure for EBITDA and Adjusted EBITDA can be found on the LMI Aerospace website at http://ir.lmiaerospace.com/sec.cfm.

LMI Company Snapshot

- LMI designs and manufactures complex aerospace structural assemblies, structures, components and kits
- Strategically positioned on key commercial, business jet and military platforms from Boeing, Gulfstream, Sikorsky and other top OEMs
- Commercial aerospace industry production and backlog at record levels
- Aerostructures supply agreements are generally sole-source and long-term
- Platform transitions have allowed LMI to increase shipset values on growing platforms
- With military funding stabilized, LMI is poised for multi-year period of revenue growth

LTM 3/31/2015 Consolidated Revenue: $384.5 Million

($ in millions, segment detail excludes intercompany eliminations)



Engineering
$57
15%
85%
Aerostructures
$328



Other
$31
8%
Military
$57
15%
51%
Large
Commercial
$196
26%
Business &
Regional
$100

Corporate Vision

Execution	▪ Provide best-in-class execution on existing programs and support customers' planned build-rate expansions ▪ Maintain position as trusted supplier of choice for value-added engineering services to OEMs and Tier 1 suppliers
Restructuring	▪ ~$12 million of expected and recurring cost savings ▪ Reorganized into core competencies: Assembly, Machining and Fabrication & Composites ▪ Target additional cost savings over next 12-18 months ▪ Accelerated integration to leverage best practices across company
Organic Growth	▪ Capitalize on continued strength of commercial aerospace industry ▪ Leverage capabilities to win larger, more complex assemblies and components ▪ Expand existing customer base (e.g. Airbus)
Deleverage	▪ Focus on cash generation including working capital improvements ▪ Pay down debt and deleverage the balance sheet ▪ Reduce interest expense to help drive EPS

Aerostructures

Overview

- Fabricates, machines, finishes, integrates and kits close-tolerance aluminum, titanium, specialty alloy and composite components, and produces complex assemblies
- On major production and growth platforms, including:
  - **Boeing 737:** Most widely produced aircraft in history, represents 74% of Boeing's current order backlog – 42 aircraft deliveries per month
  - **737 MAX:** Secured more than $325,000 per shipset, including new content
  - **Boeing 787:** First commercial jet to have lighter, all-composite fuselage coupled with advances in engine and wing design, making it one of the most fuel-efficient commercial aircraft available
  - **Gulfstream G650**: Fastest, longest-range corporate jet in production, demand for G650 is strong with current backlog of ~4 years

Historical Net Sales (1)(2)



$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$ in millions
Legacy
Valent
$168.1
$175.0
$331.7
$121.2
$210.5
$326.1
$320.0
2011
2012
2013
2014
2015 Outlook

Revenue by End Market – LTM 3/31/2015

($ in millions)



Other
$27
8%
Military
$47
14%
51%
Large
Commercial
$166
27%
Business &
Regional
$87

Revenue by Platform



2014A
Other
32%
737
31%
767
3%
747
3%
787
5%
G450/550
10%
G650
9%
Blackhawk
7%

(1) 2013 revenue includes a full-year contribution of Valent acquisition
(2) 2015 is midpoint of current guidance

Core Aerostructure Capabilities and Products

Complex Assemblies


12'

737 Crew Floor



G550 Fuselage Skins



787 E-Rack

Capabilities

- Major program management
- Complex structural assemblies
- High-speed, multi-axis machining
- Sheet metal stretch
- Processing and fabrication
- Finishing
- Kitting
- Composites

Products

- Machined parts
- Leading-edge wing slats, flap skins and ailerons
- Winglet leading edges and modification kits
- Fuselage and wing skins
- Helicopter cabin, aft and pylon components
- Structural sheet metal
- Tailcone assemblies
- Thrust reversers and engine nacelles

Key Platform Exposure Positions the Company for Growth



Boeing 737 and 737 MAX
- Current backlog: ~4,250 (8 years)
- Leading edge assemblies and components
- Cockpit crew floor and bulkhead structure assemblies
- Wheel well assemblies



Boeing 787
- Current backlog: ~850 (8 years)
- Fuselage assemblies
- Electronic racks
- Structural sheet metal, machined and extruded components



Boeing 777
- Current backlog: ~550 (3.5 years)
- Fuselage and wing skin
- Winglet leading edges and modification kits
- Cockpit window frames



Gulfstream 450/550 and 500/600
- Current backlog: ~100 (1+ year)
- Leading edge assemblies and components
- Fuselage and wing skin
- Structural sheet metal



Gulfstream 650
- Current backlog: ~150 (4 years)
- Leading edge assemblies and components
- Fuselage and wing skin
- Structural sheet metal



Sikorsky UH-60 Black Hawk
- Helicopter cabin and aft section components and assemblies

Targeting expansion of work statements on all key platforms and increasing exposure to Airbus

Note: Years of backlog based on current deliveries

Market Share Gains and Increased Content Going Forward

		2014 Revenue ($ millions)	Content Share Gains ($K Per Shipset)	Build Rates (Ships / Year)
	**Boeing 737 / 737 Max**	$95	737: $200 737 Max: $325	24% announced production rate increases by 2018 from 2014 levels
	**Boeing 787**	$15	787 2014: $130 787 2015+: $235	20% announced production rate increase in 2016 from 2014 levels
	**Boeing 777**	$16	777: $150	Expect to hold 2014 production rate
	**Gulfstream Large-Cabin**	$32	G450/550: $440 G500/600: $700	With the introduction of the new G500/G600 models, rates are expected to increase during the latter part of the decade
	**Gulfstream G650**	$30	G650: $550	Production rate increases ~ 10% from 2014 level as the platform reaches full rate

Engineering

Overview

- **OEM outsourcing is cyclical but bottoming; aftermarket has continued to grow**
- **Potential opportunities from here:**
  - New aircraft designs could provide opportunities: Boeing 777X and Airbus A330NEO
  - Partnering U.S. engineers with Sri Lankan resources to provide lower cost point for customers
  - Targeting opportunities to expand aftermarket engineering – about 28% of segment revenue in 2014

Historical Net Sales



$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$ in millions
$87.5
$105.6
$83.7
$61.7
$57.5
2011
2012
2013
2014
2015 Outlook (1)

Products & Services

- **Design and aftermarket engineering**
  - Aircraft modification engineering
  - Tool design and fabrication
  - Aviation system software engineering
- **Integrated design-build solutions**
  - Tail cone design
  - Moveable leading edges / trailing edges
  - Landing lights
- **Structural and materials testing**

LTM 3/31/2015 Revenue by End Market

($ in millions)



Other
$6
9%
Military
$10
18%
50%
Large
Commercial
$29
23%
Business &
Regional
$13

(1) 2015 is midpoint of current guidance

Financial Performance

Historical Sales Trends [1]



$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$ in millions
Aerostructures
Engineering
$255.6
$87.5
$168.1
$280.6
$105.6
$175.0
$415.4 (2)
$83.7
$331.7
$389.4
$63.4
$326.0
$385.8
$58.2
$327.6
FY2011
FY2012
FY2013
FY2014
LTM 3/31/2015

Historical Adj. EBITDA Trends



$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$ in millions
$34.2
$41.7
$50.9 (2)
$47.6
$47.7
2011
2012
2013
2014
LTM 3/31/2015

Key Recent Developments

- Long-term supply agreement with Spirit AeroSystems
- New structural assemblies and components on Gulfstream G500 and G600 variants
- First production runs on MRJ and Embraer KC-390 platforms
- Converted existing 787 program to profitable contract through negotiating pricing changes
- $12 million of expected and recurring savings implemented

(1) Does not include intercompany eliminations
(2) Includes full year of Valent & TASS acquisitions

Strong Free Cash Flow Generation Will Drive Deleveraging

Commentary

- Free cash-flow generation of approximately $36 million in fiscal 2014
- Well-invested facilities and equipment enable modest annual maintenance capital expenditures going forward
  - Significant capacity exists within manufacturing footprint to meet increased production rates and/or expanded content with modest capital investment
  - Disciplined, analytical approach to bidding on material new contracts requiring growth capital
- Focused on improving working capital efficiency
- Expect minimal cash taxes in near-to-medium term

Historical Capital Expenditures



$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$ in millions
20%
16%
12%
8%
4%
0%
% of Net Sales
$10.3
4.0%
$18.8
6.7%
$23.7
5.8%
$16.7
4.3%
FY2011
FY2012
FY2013
FY2014

2015 free cash-flow guidance of $10-$15 million

Goal to reduce net leverage from 5.5x at end of 2014 to 3.0-3.5x in a few years

Key Investment Highlights

- Commercial aerospace industry production and backlog strong
- Barriers to entry are high
- LMI's capabilities and relationships are broad and deep
- Recent platform transitions have led to increased market share in entrenched sole-source positions – LMI is positioned for sustained revenue growth
- Strong financial performance in core Aerostructures business with restructuring initiatives to further improve margin
- Cyclical OEM Engineering business is reaching bottom; aftermarket engineering continues to grow
- Using strong free cash flow to de-lever balance sheet
- Experienced board and management team with deep industry knowledge

LMI aerospace